Exhibit 10.1

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of September 4, 2009

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among Switch & Data Holdings, Inc., a Delaware corporation (the “Borrower”), the financial institutions and other institutional lenders party hereto, and Royal Bank of Canada, as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) and as collateral agent for the Secured Parties (as defined in the Credit Agreement referred to below) (the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, the financial institutions and other institutional lenders party thereto (the “Lenders”), the Administrative Agent and the other agents party thereto have entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 27, 2008 (as further amended, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as hereinafter set forth;

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.	Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in their proper alphabetical order:

“Amendment No. 1” means that Amendment No. 1 to this Agreement, dated as of September 4, 2009, among the Borrower, the Guarantors, the Administrative Agent and the Lenders listed on the signature pages thereto.

“Amendment No. 1 Effective Date” has the meaning set forth in Amendment No. 1.

“Additional Delayed Draw Term Loan” has the meaning assigned to such term in Section 2.1.A(iv).

“Additional Delayed Draw Term Loan Availability Period” means the period from and including the Amendment No. 1

Effective Date to and including the earlier to occur of (i) the twelve-month anniversary of the Amendment No. 1 Effective Date and (ii) the date on which all of the Additional Delayed Draw Term Loan Commitments terminate or expire pursuant to Section 2.5 or Section 7.16.

“Additional Delayed Draw Term Loan Commitment” means the commitment of an Additional Delayed Draw Term Loan Lender to make an Additional Delayed Draw Term Loan to the Borrower pursuant to Section 2.1.A(iv), up to the amount set forth on Schedule 2.1 which may be supplemented from time to time by the Administrative Agent prior to any funding of the Additional Delayed Draw Term Loan, to include additional Additional Delayed Draw Term Loan Commitments so long as the aggregate amount of Additional Delayed Draw Term Loan Commitments does not exceed $100,000,000, as the Additional Delayed Draw Term Loan Commitment of such Additional Delayed Draw Term Loan Lender (or as set forth in the Register pursuant to any assignment of any such Additional Delayed Draw Term Loan Commitment in accordance with the terms hereof) and

“Additional Delayed Draw Term Loan Commitments” means all such commitments of the Additional Delayed Draw Term Loan Lenders in the aggregate.

“Additional Delayed Draw Term Loan Lender” means the Persons identified as “Additional Delayed Draw Term Loan Lenders” and listed on Schedule 2.1 (as may be supplemented from time to time), together with (i) their successors and permitted assigns pursuant to Section 9.1 and (ii) any other Person that becomes a party hereto pursuant to a joinder agreement in respect of the Additional Delayed Draw Term Loans, in form and substance satisfactory to the Administrative Agent.

“Additional Delayed Draw Term Loan Maturity Date” means March 27, 2014.

“Additional Delayed Draw Term Loan Note” means (i) the promissory notes of the Borrower issued pursuant to Section 2.1.E in respect of an Additional Delayed Draw Term Loan and (ii) any promissory note issued by the Borrower pursuant to Section 9.1.B in connection with an assignment of an Additional Delayed Draw Term Loan of any of the Additional Delayed Draw Term Loan Lenders, in each case substantially in the form of Exhibit M-5 hereto.

“Incremental Term Loan Notes” means (i) the promissory notes of the Borrower issued pursuant to Section 2.9 on the date of funding in respect of the Incremental Term Loan made by each Incremental Term Loan Lender and (ii) any promissory note issued by the Borrower pursuant to Section 9.1.B in connection with assignments of the Incremental Term Loan of any of the Incremental Term Loan Lenders, in each case substantially in the form of Exhibit M-4 hereto.

“Total Utilization of Additional Delayed Draw Term Loan Commitments” means, as at any date of determination, the aggregate principal amount of all outstanding advances of Additional Delayed Draw Term Loans.

“Unused Additional Delayed Draw Term Loan Commitments” means, for any period, the average of the daily excess of the Additional Delayed Draw Term Loan Commitments in effect during such period over the average daily aggregate principal amount of Additional Delayed Draw Term Loans outstanding during such period.

2.	The definition of “Adjusted LIBOR Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Adjusted LIBOR Rate” means, with respect to any LIBOR Rate Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next  1/16 of 1%) equal to the higher of (a) the LIBOR Rate for such Interest Period and (b) 2.00%.

3.	The definition of “Alternate Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (iii) 3.00% per annum. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

4.	The definition of “Annualized Consolidated Fixed Charge Coverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Annualized Consolidated Fixed Charge Coverage Ratio” means, as at the last day of any Fiscal Quarter, the ratio of (i) Annualized Consolidated EBITDA as of such date to (ii) (x) Consolidated Fixed Charges as of such date minus (y) the aggregate of all expenditures by the members of the Borrower Group during the twelve month period ending prior to such date of calculation for expansion, fill-in capacity adds and customer installations, which would be capitalized or reflected as capital expenditures under GAAP on the most recent quarterly financial statements delivered to the Administrative Agent pursuant to Section 5.1.

5.	The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Applicable Margin” for each Loan (as applicable) means, for the period from the first Business Day immediately following each day of delivery of any certificate delivered in accordance with the following sentence (each a “Start Date”) to and including the applicable End Date described below, a percentage per annum based on the then-existing Consolidated Total Leverage Ratio as set forth below:

Consolidated Total Leverage Ratio	Revolving Loan, Term Loan A, Delayed Draw Term Loan and Additional Delayed Draw Term Loan ABR Loans	Revolving Loan, Term Loan A, Delayed Draw Term Loan and Additional Delayed Draw Term Loan LIBOR Rate Loans
Greater than or equal to 3.00:1.00	3.50%	4.50%

Greater than or equal to 2.00:1.00 and less than 3.00:1.00	3.00%	4.00%

Less than 2.00:1.00	2.50%	3.50%

For purposes of calculating the Applicable Margin, the Consolidated Total Leverage Ratio shall be determined based on a Compliance Certificate delivered by the Borrower to the Administrative Agent within 45 days after the last day of any fiscal quarter of the Parent, which certificate shall set forth the calculation of the Consolidated Total Leverage Ratio for the Test Period ended immediately prior to the relevant Start Date and the Applicable Margin which shall be thereafter applicable (until the same is changed or ceases to apply in accordance with the following sentences). The Applicable Margin so determined shall apply, except as set forth in the succeeding sentence, from the Start Date to the earlier of (x) the first Business Day immediately following the delivery of the next Compliance Certificate to the Administrative Agent and (y) the first Business Day immediately following the date which is 45 days following the last day of the fiscal quarter in which the previous Start Date occurred (the “End Date”), at which time, if no Compliance Certificate has been delivered to the Administrative Agent indicating an entitlement to a different Applicable Margin, the Applicable Margin shall be 4.50% per annum for Term Loan A LIBOR Rate Loans, Delayed Draw Term Loan LIBOR Rate Loans, Revolving Loan LIBOR Rate Loans and Additional Delayed Draw Term Loan LIBOR Rate Loans and 3.50% per annum for Term Loan A ABR Loans, Delayed Draw Term Loan ABR Loans, Revolving Loan ABR Loans and Additional Delayed Draw Term Loan ABR Loans; provided, that, if any aforementioned Compliance Certificate or if the information set forth in such Compliance Certificate is at any time restated or otherwise revised (including as a result of an audit) or otherwise proven to be false or incorrect such that the Applicable Margin would have been higher than was otherwise in effect during any period, without constituting a waiver of any Potential Event of Default or Event of Default arising as a result thereof, the Applicable Margin shall be recalculated at such higher rate for any applicable periods and shall be due and payable on demand. Notwithstanding anything to the contrary contained above in this definition, the Applicable Margin shall also be 4.50% per annum for Term Loan A LIBOR Rate Loans, Delayed Draw Term Loan LIBOR Rate Loans, Revolving Loan LIBOR Rate Loans and Additional Delayed Draw Term Loan LIBOR Rate Loans and 3.50% per annum for Term Loan A ABR Loans, Delayed Draw Term Loan ABR Loans, Revolving Loan ABR Loans and Additional Delayed Draw Term Loan ABR Loans at all times during which there shall exist a Potential Event of Default or an Event of Default. Nothing in this paragraph is intended to limit or affect in any way the rights and remedies of the Administrative Agent and the Lenders (including, without limitation, the right to demand default interest) upon the occurrence of an Event of Default.”

6.	The definition of “Class” in Section 1.1 of the Credit Agreement is hereby amended by:

(a)	inserting “, an Additional Delayed Draw Term Loan” immediately after the words “an Incremental Term Loan” therein; and

(b)	inserting “, a Delayed Draw Term Loan Commitment” immediately after the words “an Incremental Term Loan Commitment” therein.

7.	The definition of “Commitments” in Section 1.1 of the Credit Agreement is hereby amended by inserting “, Additional Delayed Draw Term Loan Commitments,” immediately after the words “Incremental Term Loan Commitments,” therein.

8.	The definition of “Fee Letter” in Section 1.1 of the Credit Agreement is hereby amended by inserting “or the Administrative Agent” immediately after the words “between any of the Lenders” therein.

9.	The definition of “LIBOR Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“LIBOR Rate” LIBOR Rate “ means, for any Interest Period with respect to any LIBOR Loan:

(i) the rate of interest per annum, expressed on the basis of a year of 360 days, determined by the Administrative Agent, rounded upwards, if necessary to the nearest whole multiple of one-sixteenth of one percent ( 1/16th%), which is equal to the offered rate that appears on the page of the Reuters LIBOR01 screen (or any successor thereto as may be selected by the Administrative Agent) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, or

(ii) if the rates referenced in the preceding subsection (i) are not available, the rate per annum determined by the Administrative Agent as the rate of interest, expressed on a basis of 360 days (rounded upward to the nearest whole multiple of one-sixteenth of one percent ( 1/16th %) at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBOR Rate Loan being made, continued or converted by the Administrative Agent and with a term and amount comparable to such Interest Period and principal amount of such LIBOR Loan as would be offered by the Administrative Agent’s London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period.

10.	The definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is hereby amended by inserting “Section 6.1(iv),” immediately after the words “permitted under” therein in clause (xiii) thereof.

11.	The definition of “Regulation D” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

12.	The definition of “Statutory Reserve Rate” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

13.	The definition of “Term Loan Commitments” in Section 1.1 of the Credit Agreement is hereby amended by inserting “, Additional Delayed Draw Term Loan Commitments” immediately after the words “Delayed Draw Term Loan Commitments” therein.

14.	The definition of “Term Loan Lenders” in Section 1.1 of the Credit Agreement is hereby amended by inserting “, Additional Delayed Draw Term Loan Lenders” immediately after the words “Delayed Draw Term Loan Lenders” therein.

15.	The definition of “Term Loan Notes” in Section 1.1 of the Credit Agreement is hereby amended by inserting “, Additional Delayed Draw Term Loan Notes” immediately after the words “Delayed Draw Term Loan Notes” therein.

16.	The definition of “Term Loans” in Section 1.1 of the Credit Agreement is hereby amended by inserting “, the Additional Delayed Draw Term Loan” immediately after the words “Delayed Draw Term Loan” therein.

17.	Section 2.1.A of the Credit Agreement is hereby amended by adding a new clause (iv) as follows:

(iv) Additional Delayed Draw Term Loan. Subject to the terms and conditions hereof (including without limitation the conditions in Section 3.2) and in reliance upon the representations and warranties set forth herein, each Additional Delayed Draw Term Loan Lender severally agrees to make term loans (each, an “Additional Delayed Draw Term Loan”) to the Borrower from time to time during the Additional Delayed Draw Term Loan Availability Period in an aggregate amount up to its Pro Rata Share of the Additional Delayed Draw Term Loan Commitments, but not exceeding its Additional Delayed Draw Term Loan Commitment.

The amount of each Additional Delayed Draw Term Loan Lender’s Additional Delayed Draw Term Loan Commitment is set forth opposite its name on Schedule 2.1 hereto (as may be supplemented from time to time pursuant to the provisions hereof), and the aggregate amount of the Additional Delayed Draw Term Loan Commitments is as set forth on Schedule 2.1; provided that the Additional Delayed Draw Term Loan Commitments of the applicable Additional Delayed Draw Term Loan Lenders shall be adjusted to give effect to any assignments of such Additional Delayed Draw Term Loan Lender’s Additional Delayed Draw Term Loan Commitments pursuant to Section 9.1; and provided, further that the amount of the Additional Delayed Draw Term Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to Section 2.5. Each Additional Delayed Draw Term Loan Lender’s Additional Delayed Draw Term Loan Commitments shall expire immediately and without further action at the expiration of the Additional Delayed Draw Term Loan Availability Period, and no advances of Additional Delayed Draw Term Loans shall be made after such date. Proceeds of the Additional Delayed Draw Term Loans borrowed under this Section 2.1.A(iv) and subsequently repaid or prepaid may not be reborrowed.

18.	Section 2.1.B(i) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

(i) ABR Loans (other than Additional Delayed Draw Term Loan ABR Loans) shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount and LIBOR Rate Loans (other than Additional Delayed Draw Term Loan LIBOR Rate Loans) shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. Additional Delayed Draw Term Loan ABR Loans shall be in an aggregate minimum amount of $25,000,000 and integral multiples of $100,000 in excess of that amount and Additional Delayed Draw Term Loan LIBOR Rate Loans shall be in an aggregate minimum amount of $25,000,000 and integral multiples of $100,000 in excess of that amount.

19.	Section 2.1.D(ii) of the Credit Agreement is hereby amended by inserting “, Additional Delayed Draw Term Loan Commitment” after the words “Delayed Draw Term Loan Commitment” in subclause (a) therein.

20.	Section 2.1.E of the Credit Agreement is hereby amended by deleting the second paragraph thereof in its entirety and replacing it with the following:

The Borrower shall execute and deliver on the date of the initial funding of a Delayed Draw Term Loan, the date of the funding of an Incremental Term Loan and on or before the date of the initial funding of an Additional Delayed Draw Term Loan and the date of any assignment or transfer of any Loan or Commitment to each Lender who so requests (or to the Administrative Agent on behalf of that Lender) (i) a Delayed Draw Term Loan Note substantially in the form of Exhibit M-2 hereto to evidence that Lender’s Delayed Draw Term Loan, in the principal amount of that Lender’s Delayed Draw Term Loan Commitment and with other appropriate insertions, as applicable and/or (ii) an Incremental Term Loan Note substantially in the form of Exhibit M-4 hereto to evidence that Lender’s Incremental Term Loans, in the principal amount of that Lender’s Incremental Term Loan Commitment and with other appropriate insertions, as applicable and/or (iii) an Additional Delayed Draw Term Loan Note substantially in the form of Exhibit M-5 hereto to evidence that Lender’s Additional Delayed Draw Term Loan, in the principal amount of that Lender’s Additional Delayed Draw Term Loan Commitment and with other appropriate insertions, as applicable.

21.	Section 2.3.B of the Credit Agreement is hereby amended by inserting “no Interest Period with respect to any portion of the Additional Delayed Draw Term Loan shall extend beyond the Additional Delayed Draw Term Loan Maturity Date;” immediately after the words “Incremental Term Loan Maturity Date;” in subclause (v) of the proviso therein.

22.	Section 2.4.B of the Credit Agreement is hereby amended by:

(a)	adding the words “plus (iii) the Unused Additional Delayed Draw Term Loan Commitments multiplied by 1.00% per annum” immediately after the words “0.75% per annum” therein and immediately preceding the “.”; and

(b)	adding the words “, and with respect to the Unused Additional Delayed Draw Term Loan Commitments, the last day of the Additional Delayed Draw Term Loan Availability Period” immediately after the words “Availability Period” therein and immediately preceding the “.”.

23.	Section 2.4 of the Credit Agreement is hereby amended by adding a new Section 2.4.D as follows:

D. Funding Fees for Additional Delayed Draw Term Loans. The Borrower shall pay to the Administrative Agent, for the account of the Additional Delayed Draw Term Loan Lenders, on each date of funding Additional Delayed Draw Term Loans, a funding fee as agreed between the Borrower and the Administrative Agent in a Fee Letter dated September 2, 2009 between the Borrower and the Administrative Agent.

24.	Section 2.5.A(i) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

(i) On the Revolving Loan Maturity Date, the entire remaining unpaid principal amount of the Revolving Loans shall be due and payable by the Borrower. On each of the dates set forth below, principal payments of the Term Loans A, the Delayed Draw Term Loans and the Additional Delayed Draw Term Loans shall be payable by the Borrower in the amounts set forth opposite each such date:

Date	Amount of Payment (stated as a percentage of principal balance of the applicable Term Loan A or Delayed Draw Term Loan after its advance)	Amount of Payment (stated as a percentage of principal balance of the Additional Delayed Draw Term Loan after its advance)
On each of March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010	2.50% (i.e. 10% in the aggregate for such payments)	0.00%

On each of March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011	5.00% (i.e. 20% in the aggregate for such payments)	2.50% (i.e. 10% in the aggregate for such payments)

On each of March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012	5.00% (i.e. 20% in the aggregate for such payments)	5.00% (i.e. 20% in the aggregate for such payments)

On each of

March 31, 2013,

June 30, 2013,

September 30, 2013,

December 31, 2013 and Term

Loan A Maturity Date or

Delayed Draw Maturity Date

or Additional Delayed Draw

Term Loan Maturity Date (as

applicable)

	10.00% (i.e. 50% in the aggregate for such payments)	10.00% for each payment made on each payment date in 2013 (i.e. 40% in the aggregate for such payments) and 30.00% for the payment made on the Additional Delayed Draw Term Loan Maturity Date

The Incremental Term Loans shall be repaid in accordance with the amortization schedule for such Incremental Term Loans in the Joinder Agreement, which amortization schedule shall be set at the same percentage that is applicable to the Term Loans.

Notwithstanding the foregoing, the Incremental Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the latest of the Term Loan A Maturity Date or the Delayed Draw Term Loan Maturity Date, as the case may be.

The Borrower shall make all such amounts due and payable under this subsection A available to the Administrative Agent not later than 12:00 Noon (New York City time) on the applicable payment date, in immediately available funds in Dollars, at the Funding and Payment Office.”

25.	Section 2.5.B(ii) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

(ii) Voluntary Reductions of Commitments. The Borrower may, upon not less than three Business Days’ prior written notice given to the Administrative Agent by 12:00 Noon (New York time) on the date required, at any time and from time to time, without premium or penalty, terminate in whole or permanently reduce in part the Revolving Loan Commitments, the Delayed Draw Term Loan Commitments or the Additional Delayed Draw Term Loan Commitments; provided that (a) the Borrower may not terminate or reduce the Revolving Loan Commitments to an amount less than the Total Utilization of Revolving Loan Commitments, (b) the Borrower may not terminate or reduce the Delayed Draw Term Loan Commitments to an amount less than the Total Utilization of Delayed Draw Term Loan Commitments, (c) the Borrower may not terminate or reduce the Additional Delayed Draw Term Loan Commitments to an amount less than the Total Utilization of Additional Delayed Draw Term Loan Commitments, and (d) any such partial reduction of the Revolving Loan Commitments, the Delayed Draw Term Loan Commitments or the Additional Delayed Draw Term Loan Commitments (as the case may be) shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. The Borrower’s notice to the Administrative Agent shall designate (x) the date (which shall be a Business Day) of such termination or reduction, (y) whether the termination or reduction applies to the Revolving Loan Commitments, the Delayed Draw Term Loan Commitments or the Additional Delayed Draw Term Loan Commitments and (z) the amount of any such reduction or termination. Notice of such reduction or termination having been given as aforesaid, such termination or reduction of the specified Commitments shall be effective on the date specified in the Borrower’s notice and shall reduce the specified Commitment of each Lender proportionately by its Pro Rata Share thereof.

26.	Section 2.5.B(iii)(a) of the Credit Agreement is hereby amended by deleting the words “3:00 to 1.00” in subclauses (ii) and (iii) therein and replacing each occurrence therein with the words “3.50 to 1.00”.

27.	Section 2.5.B(v) of the Credit Agreement is hereby amended by adding at the end thereof the following:

The Borrower shall from time to time prepay the Additional Delayed Draw Term Loan to the extent necessary so that the Total Utilization of Additional Delayed Draw Term Loan Commitments shall not at any time exceed the Additional Delayed Draw Term Loan Commitments then in effect, unless the Total Utilization of Additional Delayed Draw Term Loan Commitments exceeds the Additional Delayed Draw Term Loan Commitments by virtue of the expiration of the Additional Delayed Draw Term Loan Commitments at the end of the Additional Delayed Draw Term Loan Availability Period pursuant to clause (i) of the definition thereof. The amount due upon any such prepayment shall be equal to the principal amount being so paid, plus accrued and unpaid interest thereon, plus, with respect to any Loan not prepaid on the expiration of the Interest Period applicable thereto, any amount payable pursuant to Section 2.6.D.

28.	Section 2.5.B(vi) of the Credit Agreement is hereby amended by deleting the words “$10,000,000” in each occurrence that they appear therein and replacing each such occurrence with the words “$15,000,000”.

29.	Sections 2.5.C(i) and (ii) are hereby amended by deleting such sections in their entirety and replacing them with the following:

(i) Any voluntary prepayments pursuant to Section 2.5.B(i) shall be applied as specified by the Borrower in the applicable notice of prepayment; provided that the Borrower may not make any voluntary prepayment of the Additional Delayed Draw Term Loan as long as any Term Loan A Loans are outstanding; provided further that if the Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay Term Loan A in the inverse order of maturity, second to repay the Delayed Draw Term Loan in the inverse order of maturity, third to repay the Additional Delayed Draw Term Loan in the inverse order of maturity and fourth to repay outstanding Revolving Loans (such voluntary prepayment shall not give rise to any permanent reduction in the Revolving Loan Commitment).

(ii) Any mandatory prepayments pursuant to Section 2.5.B(iii)(a) through (d) shall be applied first to repay Term Loan A, the Delayed Draw Term Loans and the Additional Delayed Draw Term Loans, each in the inverse order of maturity, ratably in accordance with the amounts of each such Class of Term Loans then outstanding and second to repay outstanding Revolving Loans and, after the occurrence and during the continuance of a Potential Event of Default or an Event of Default, to the provision of cash collateral in respect of Letter of Credit Obligations in an amount equal to 105% of the Letter of Credit Obligations and to permanently reduce the Revolving Loan Commitment.

30.	Section 5.3 of the Credit Agreement is hereby amended by inserting the words “, the Additional Delayed Draw Term Loan Maturity Date” therein immediately after the words “Delayed Draw Term Loan Maturity Date”.

31.	Section 5.13.A of the Credit Agreement is hereby amended by inserting “, the Additional Delayed Draw Term Loans” immediately after the words “Delayed Draw Term Loans” in subclause (1) therein.

32.	Section 5.15 of the Credit Agreement is hereby amended by inserting “, the Additional Delayed Draw Term Loan” immediately after the words “Delayed Draw Term Loan” (i) in the second line of the second sentence therein, (ii) in the fourth line of the second sentence therein and (iii) in the tenth line of the second sentence therein.

33.	Section 6.1 of the Credit Agreement is hereby amended by (i) deleting “$10,000,000” in the fourth line of subclause (iv) therein and replacing it with “$35,000,000” and (ii) by restating clause (c) of such subclause (iv) to read as follows:

“(c) any Lien securing such Indebtedness shall attach and be limited to the acquired assets within 90 days after the acquisition thereof;”.

34.	Section 6.6 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 6.6. Financial Covenants.

A. Consolidated Total Leverage Ratio. As of the end of each Fiscal Quarter ending on or after the Closing Date, the Consolidated Total Leverage Ratio shall not exceed the corresponding ratio set forth in Section A of Schedule 6.6 for such Fiscal Quarter.

B. Consolidated Senior Leverage Ratio. As of the end of each Fiscal Quarter ending on or after the Closing Date, the Consolidated Senior Leverage Ratio shall not exceed the corresponding ratio set forth in Section B of Schedule 6.6 for such Fiscal Quarter.

C. Annualized Consolidated Interest Coverage Ratio. As of the end of each Fiscal Quarter ending on or after the Closing Date, Annualized Consolidated Interest Coverage Ratio shall not be less than the corresponding ratio set forth in Section C of Schedule 6.6 for such Fiscal Quarter.

D. Annualized Consolidated Fixed Charge Coverage Ratio. As of the end of each Fiscal Quarter set forth in Section D of Schedule 6.6, the Annualized Consolidated Fixed Charge Coverage Ratio shall not be less than the corresponding ratio set forth in Section D of Schedule 6.6 for such Fiscal Quarter.

E. Maximum Capital Expenditures. The Borrower shall not, and shall not permit any member of the Borrower Group to, make Consolidated Capital Expenditures exceeding the amount set forth in Section E of Schedule 6.6 for any Fiscal Year; provided, that so long as no Event of Default or Potential Event of Default shall exist and be continuing or would result therefrom, to the extent that any portion of any amount set forth in Section E of Schedule 6.6 is not expended in the Fiscal Year for which it is permitted in Section E of Schedule 6.6, (i) for the Fiscal Year ended December 31, 2009 one hundred percent (100%) of such unused amount may be carried over for expenditure in the Fiscal Year ended December 31, 2010 and, thereafter fifty percent (50%) of such unused amount may be carried over for expenditure in the immediately succeeding Fiscal Year (each such amount, the “Carryover Amount”), (ii) the Carryover Amount for any such Fiscal Year shall not exceed one hundred percent (100%) or fifty percent (50%), as applicable, of the amount of permitted Consolidated Capital Expenditures set forth in Section E of Schedule 6.6 for the applicable Fiscal Year, and (iii) Consolidated Capital Expenditures made during a Fiscal Year shall be allocated first to the amount of permitted Consolidated Capital Expenditures set forth above opposite such Fiscal Year and second to the Carryover Amount.

35.	Article IX of the Credit Agreement is hereby amended by adding a new Section 9.27 thereto as follows:

Section 9.27. Consent of the Borrower to Certain Amendments and Waivers. Notwithstanding anything to the contrary contained herein:

(i) the Borrower agrees that it will not sign or otherwise consent to any amendment, modification, termination or waiver of any provision of this Agreement or of the Notes that requires the written consent of the Required Lenders unless the Borrower shall have received the written consent of sufficient Additional Delayed Draw Term Lenders such that if the Unused Additional Delayed Draw Term Loan Commitments of the Additional Delayed Draw Term Lenders were included in determining whether the Required Lenders had consented to such amendment, modification, termination or waiver, the Required Lenders would have consented to such amendment, modification, termination or waiver, and

(ii) the Borrower agrees that it will not sign or otherwise consent to any amendment, modification, termination or waiver of any provision of this Agreement or of the Notes that requires the written consent of the Supermajority Lenders unless the Borrower shall have received the written consent of sufficient Additional Delayed Draw Term Lenders such that if the Unused Additional Delayed Draw Term Loan Commitments of the Additional Delayed Draw Term Lenders were included in determining whether the Supermajority Lenders had consented to such amendment, modification, termination or waiver, the Supermajority Lenders would have consented to such amendment, modification, termination or waiver.

36.	The schedules to the Credit Agreement are hereby amended by:

(a)	deleting Schedule 2.1 in its entirety and replacing it with a new Schedule 2.1 attached hereto as Annex A; and

(b)	deleting Schedule 6.6 in its entirety and replacing it with a new Schedule 6.6 attached hereto as Annex B.

37.	The exhibits to the Credit Agreement are hereby amended by:

(a)	deleting Exhibit G in its entirety and replacing it with a new Exhibit G attached hereto as Annex C;

(b)	deleting Exhibit H in its entirety and replacing it with a new Exhibit H attached hereto as Annex D; and

(c)	adding a new Exhibit M-5 attached hereto as Annex E as an Exhibit to the Credit Agreement immediately following Exhibit M-4 thereto.

SECTION 2. CLASSIFICATION OF COMMITMENTS; ETC.

A. Effective upon the Amendment No. 1 Effective Date (as defined below) each Lender, including Bank of America, N.A., SunTrust Bank, U.S. Bank National Association, Caterpillar Financial Services Corporation and Piper Jaffray & Co., that agrees to make an Additional Delayed Draw Term Loan Commitment (as defined in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”)) and that, on or before 12:00 pm Eastern Standard Time on September 3, 2009, has executed and delivered to the Administrative Agent a counterpart of this Amendment and has indicated on its signature page that it agrees to be an “Additional Delayed Draw Term Loan Lender” under and as defined in the Amended Credit Agreement, shall be an Additional Delayed Draw Term Loan Lender under and as defined in the Amended Credit Agreement, and such Lender shall have an Additional Delayed Draw Term Loan Commitment (as defined in the Amended Credit Agreement).

B. The Administrative Agent is hereby authorized to prepare Schedule 2.1 to the Amended Credit Agreement, reflecting the Additional Delayed Draw Term Loan Commitments (as defined in the Amended Credit Agreement) as of the Amendment No. 1 Effective Date and the amounts reflected therein as the Commitments of the Lenders shall be conclusive absent demonstrable error.

C. Effective upon the Amendment No. 1 Effective Date, the Borrower acknowledges and agrees that (i) the term “Obligations” as defined in and pursuant to the Amended Credit Agreement shall include the unpaid principal of, and the accrued and unpaid interest on, the Additional Delayed Draw Term Loans and all other obligations and liabilities of any Loan Party to each Agent and the Lenders that may arise in connection with any Additional Delayed Draw Term Loan, and (ii) each Collateral Document shall be effective to grant to the Administrative Agent, for the benefit of the Secured Parties, a Lien on any real, personal or mixed property of each Loan Party party to such Collateral Documents as security for the Obligations, as such term shall be defined in the Amended Credit Agreement.

SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS

The provisions set forth in Section 1 hereof shall be effective as of the date first above written (the “Amendment No. 1 Effective Date”) when each of the following conditions shall have been satisfied (or waived in accordance with Section 9.6 of the Credit Agreement):

A. The Borrower, the Required Lenders and each Lender and financial institution that shall become an “Additional Delayed Draw Term Loan Lender” have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent and the Borrower has delivered to the Administrative Agent a certificate signed by a Responsible Officer or a director of the Borrower certifying the accuracy of the representations and warranties set forth in Section 4 hereof on and as of the Amendment No. 1 Effective Date.

B. Each of the Guarantors shall have duly executed and delivered a counterpart signature page to the Ratification attached to this Amendment to the Administrative Agent.

C. The Borrower shall have paid on or before the date first above written:

(i)	to the Administrative Agent for the ratable account and benefit of each Lender executing this Amendment on or before 12:00 p.m. Eastern Standard Time on September 3, 2009 that will not become an Additional Delayed Draw Term Loan Lender (as defined in the Amended Credit Agreement) a fee equal to 0.25% of the aggregate principal amount of outstanding Term Loans owing to, and the Revolving Loan Commitments of, each such Lender; and

(ii)	all other fees and documented out-of-pocket costs and expenses owing to the Administrative Agent and its Affiliates (including the reasonable fees and out-of-pocket costs and expenses of legal counsel to the Administrative Agent) incurred in connection with the transactions contemplated under this Amendment in accordance with Section 9.2 of the Credit Agreement.

D. The Administrative Agent shall have received reasonably satisfactory capacity opinions of counsel to the Borrower addressed to each Agent and to each Lender.

SECTION 4. REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and each Lender as follows:

A. Corporate Power and Authority. Each of the Loan Parties has all requisite corporate or limited liability company or partnership power and authority, as applicable, to enter into this Amendment.

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of its obligations under this Amendment and the Credit Agreement have been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, on the part of each of the Loan Parties.

C. Governmental Approvals; No Conflicts. The execution, delivery and performance of this Amendment (a) does not require any consent or approval of, notice to, or filing with, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created under the Loan Documents, (b) will not violate the charter, by-laws, operating agreement or other organizational documents of the Loan Parties, (c) will not violate any applicable law or regulation or any applicable order of any Governmental Authority, except for such violation which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (d) will not violate, in any material respect, or result in a material default under any material indenture, agreement or other instrument binding upon the Loan Parties or its assets, or give rise to a right thereunder to require any payment to be made by a Loan Party, except for such violation, default or payment which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien on any asset of a Loan Party, except Liens permitted under the Loan Documents.

D. Binding Obligation. This Amendment has been duly executed and delivered by each of the Loan Parties and is the legally valid and binding obligation of each of the Loan Parties enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or limiting creditors’ rights generally or equitable principles relating to enforceability.

E. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 1 Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 5. LENDER CONSENT AND REPRESENTATIONS AND WARRANTIES

A. Consent. Each of the Lenders hereby consents to the Amendment.

B. Representations and Warranties. Each Lender party to this Amendment represents and warrants to each Agent and each other Lender that (a) such Lender has made its own independent investigation of the terms of the Credit Agreement and the facts and circumstances surrounding this Amendment, and (b) such Lender has not relied in any way on any statement, advice or recommendation of any Agent or Lender in connection herewith or therewith.

It is understood and agreed that no Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of the Lenders or to provide any Lender with any information, advice or recommendation with respect thereto, whether coming into its possession before the execution of this Amendment or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders relating to any of the foregoing, except that the Administrative Agent may confirm delivery to the Administrative Agent of any document required to be delivered pursuant to Section 3 of this Amendment. The Lenders signatory to this Amendment hereby instruct the Administrative Agent to take the actions and perform the functions contemplated to be taken and performed by the Administrative Agent by this Amendment.

SECTION 6. MISCELLANEOUS

A. Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, each of the Lenders and each of the Loan Parties. None of the Loan Parties’ rights or obligations hereunder or any interest therein may be assigned or delegated by any of the Loan Parties without the prior written consent of all Lenders.

B. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

C. Reference to Credit Agreement. On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

D. Effect on Credit Agreement. Except as specifically amended in Section 1 of this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

E. Execution. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

F. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

G. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

H. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

I. Affirmation of Indemnification. Each Loan Party hereby confirms, acknowledges and agrees that the transactions contemplated hereunder shall be subject to the indemnification and reimbursement provisions of the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SWITCH & DATA HOLDINGS, INC., as Borrower

By:	/s/ George Pollock, Jr.
Name:	George Pollock, Jr.
Title:	Treasurer

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/ Susan Khokher
Name:	Susan Khokher
Title:	Manager, Agency

ROYAL BANK OF CANADA, as a Lender and as an Additional Delayed Draw Term Loan Lender

By:	/s/ D.W. Scott Johnson
Name:	D.W. Scott Johnson
Title:	Authorized Signatory

CIBC INC., as a Lender

By:	/s/ Michael Gewirtz
Name:	Michael Gewirtz
Title:	CIBC Inc. Agent

CIT BANK, as a Lender

By:	/s/ Daniel Burnett
Name:	Daniel Burnett
Title:	Authorized Signatory

CIT LENDING SERVICES CORPORATION, as a Lender

By:	/s/ Anthony Holland
Name:	Anthony Holland
Title:	Vice President

General Electric Capital Corporation, as a Lender

By:	/s/ Erin Novak
Name:	Erin Novak
Title:	Duly Authorized Signatory

Raymond James Bank, FSB, as a Lender

By:	/s/ Joseph A. Ciccolini
Name:	Joseph A. Ciccolini
Title:	Vice President-Senior Corporate Banker

Raymond James Bank, FSB, as an Additional Delayed Draw Term Loan Lender

By:	/s/ Joseph A. Ciccolini
Name:	Joseph A. Ciccolini
Title:	Vice President-Senior Corporate Banker

WELLS FARGO FOOTHILL, LLC, as a Lender

By:	/s/ Nichol S. Shuart
Name:	Nichol S. Shuart
Title:	Vice President

Wachovia Bank, National Association, as a Lender

By:	/s/ Leslie Fredericks
Name:	Leslie Fredericks
Title:	Vice President

Deutsche Bank Trust Company, Americas, as a Lender and as an Additional Delayed Draw Term Loan Lender

By:	/s/ Anca Trifan
Name:	Anca Trifin
Title:	Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Vice President

Bank of America, N.A., as a Lender and as an Additional Delayed Draw Term Loan Lender

By:	/s/ Ethan S. Grossman
Name:	Ethan S. Grossman
Title:	Assistant Vice President

Caterpillar Financial Services Corporation, as a Lender and as an Additional Delayed Draw Term Loan Lender

By:	/s/ R. Scott Freistat
Name:	R. Scott Freistat
Title:	Credit Manager

Piper Jaffray & CO., a Lender and as an Additional Delayed Draw Term Loan Lender

By:	/s/ Andrew S. Duff
Name:	Andrew S. Duff
Title:	Chief Executive Officer

SunTrust Bank, as a Lender and as an Additional Delayed Draw Term Loan Lender

By:	/s/ Nicholas Hahn
Name:	Nicholas Hahn
Title:	Director

U.S, Bank National Association, as a Lender and as an Additional Delayed Draw Term Loan Lender

By:	/s/ Gail Scannell
Name:	Gail Scannell
Title:	Senior Vice President

RATIFICATION

Each of the undersigned hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents (as amended by the Amendment, including, without limitation, the obligations to the Lenders under the Additional Delayed Draw Term Loans) to which any of them is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations (including, without limitation, the obligations to the Lenders under the Additional Delayed Draw Term Loans) of the Borrower under the Credit Agreement; (c) acknowledge and confirm that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations (including, without limitation, the obligations to the Lenders under the Additional Delayed Draw Term Loans) on and after the date hereof; (d) acknowledges and agrees that the undersigned does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees, or agents); and (e) acknowledges, affirms, and agrees that the undersigned does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

SWITCH & DATA HOLDINGS, INC.

By:	/s/ George Pollock, Jr.
Name:	George Pollock, Jr.
Title:	Treasurer

SWITCH & DATA FACILITIES COMPANY, INC.

By:	/s/ George Pollock, Jr.
Name:	George Pollock, Jr.
Title:	Treasurer

SWITCH AND DATA ENTERPRISES, INC.
SWITCH AND DATA MANAGEMENT COMPANY LLC
SWITCH AND DATA OPERATING COMPANY LLC
SWITCH & DATA FACILITIES COMPANY LLC

By:	/s/ George Pollock, Jr.
Name:	George Pollock, Jr.
Title:	Treasurer

SWITCH & DATA AZ ONE LLC
SWITCH & DATA CA ONE LLC
SWITCH & DATA CA TWO LLC
SWITCH & DATA CO ONE LLC
SWITCH & DATA FL ONE LLC
SWITCH & DATA FL TWO LLC
SWITCH & DATA GA ONE LLC
SWITCH & DATA IL ONE LLC
SWITCH & DATA IN ONE LLC
SWITCH & DATA MA ONE LLC
SWITCH & DATA MI ONE LLC
SWITCH & DATA MO ONE LLC
SWITCH & DATA MO TWO LLC
SWITCH & DATA NY ONE LLC
SWITCH & DATA OH ONE LLC
SWITCH & DATA PA TWO LLC
SWITCH & DATA TN TWO LLC
SWITCH & DATA TX TWO LLC
SWITCH & DATA VA ONE LLC
SWITCH & DATA VA TWO LLC
SWITCH & DATA WA ONE LLC

By:	Switch & Data Facilities Company LLC, as Manager

	By:	/s/ George Pollock, Jr.
	Name:	George Pollock, Jr.
	Title:	Treasurer

SWITCH AND DATA TX FIVE LP

By:	Switch and Data Dallas Holdings I LLC, as General Partner

	By:	Switch and Data Operating Company LLC, as Manager

	By:	/s/ George Pollock, Jr.
	Name:	George Pollock, Jr.
	Title:	Treasurer

SWITCH AND DATA CA NINE LLC
SWITCH AND DATA CA ELEVEN LLC
SWITCH AND DATA FL SEVEN LLC
SWITCH AND DATA GA THREE LLC
SWITCH AND DATA GA FOUR LLC
SWITCH AND DATA NJ TWO LLC
SWITCH AND DATA NY FOUR LLC
SWITCH AND DATA NY FIVE LLC
SWITCH & DATA/NY FACILITIES COMPANY LLC
SWITCH AND DATA PA THREE LLC
SWITCH AND DATA PA FOUR LLC
SWITCH AND DATA DALLAS HOLDINGS I LLC
SWITCH AND DATA DALLAS HOLDINGS II LLC
SWITCH AND DATA VA FOUR LLC
SWITCH AND DATA WA THREE LLC

By:	Switch and Data Operating Company LLC, as Manager

	By:	/s/ George Pollock, Jr.
	Name:	George Pollock, Jr.
	Title:	Treasurer

ANNEX A

Lender	Revolving Loan Commitment	Term Loan A Commitment	Delayed Draw Term Loan Commitment	Additional Delayed Draw Term Loan Commitment	Total
Royal Bank of Canada	$1,800,000.00	$24,300,000.00	$3,900,000.00	$5,000,000.00	$35,000,000.00
CIBC Inc	$800,000.00	$10,100,000.00	$1,600,000.00	$0.00	$12,500,000.00
CIT Bank	$0.00	$25,000,000.00	$0.00	$0.00	$25,000,000.00
CIT Lending Services Corporation	$2,500,000.00	$0.00	$7,500,000.00	$0.00	$10,000,000.00
General Electric Capital Corporation	$2,300,000.00	$28,300,000.00	$4,400,000.00	$0.00	$35,000,000.00
Raymond James Bank, FSB	$1,300,000.00	$16,200,000.00	$2,500,000.00	$5,000,000.00	$25,000,000.00
Wells Fargo Foothill, LLC	$1,000,000.00	$12,100,000.00	$1,900,000.00	$0.00	$15,000,000.00
Wachovia Bank, National Association	$5,000,000.00	$0.00	$0.00	$0.00	$5,000,000.00
Deutsche Bank Trust Company, Americas	$300,000.00	$4,000,000.00	$700,000.00	$25,000,000.00	$30,000,000.00
Bank of America, N.A.	$0.00	$0.00	$0.00	$15,000,000.00	$15,000,000.00
SunTrust Bank	$0.00	$0.00	$0.00	$20,000,000.00	$20,000,000.00
U.S. Bank National Association	$0.00	$0.00	$0.00	$15,000,000.00	$15,000,000.00
Caterpillar Financial Services Corporation	$0.00	$0.00	$0.00	$10,000,000.00	$10,000,000.00
Piper Jaffray & Co.	$0.00	$0.00	$0.00	$5,000,000.00	$5,000,000.00
Total:	$15,000,000.00	$120,000,000.00	$22,500,000.00	$100,000,000.00	$257,500,000.00

ANNEX B

SCHEDULE 6.6

FINANCIAL COVENANTS

A.	Consolidated Total Leverage Ratio: As of the last day of each Fiscal Quarter set forth below, the Consolidated Total Leverage Ratio shall not exceed the ratios set forth below:

Fiscal Quarter Ending	Ratio
September 30, 2009 – March 31, 2010	4.00 to 1.00
June 30, 2010 – September 30, 2010	3.75 to 1.00
December 31, 2010	3.50 to 1.00
March 31, 2011 – June 30, 2011	3.25 to 1.00
September 30, 2011 and thereafter	3.00 to 1.00

B.	Consolidated Senior Leverage Ratio: As of the last day of each Fiscal Quarter set forth below, the Consolidated Senior Leverage Ratio shall not exceed the ratios set forth below:

Fiscal Quarter Ending	Ratio
September 30, 2009 – September 30, 2010	3.00 to 1.00
December 31, 2010	2.75 to 1.00
March 31, 2011 and thereafter	2.50 to 1.00

C.	Annualized Consolidated Interest Coverage Ratio: As of the last day of each Fiscal Quarter set forth below, the Consolidated Interest Coverage Ratio shall not be less than the ratios set forth below:

Fiscal Quarter Ending	Ratio
September 30, 2009 – December 31, 2010	2.75 to 1.00
March 31, 2011 and thereafter	3.00 to 1.00

D.	Annualized Consolidated Fixed Charge Coverage Ratio: As of the last day of each Fiscal Quarter set forth below, the Annualized Consolidated Fixed Charge Coverage Ratio shall not be less than the ratios set forth below:

Fiscal Quarter Ending	Ratio
September 30, 2009 – December 31, 2012	1.35 to 1.00
March 31, 2013 and thereafter	1.10 to 1.00

Annex B - 1

E.	Consolidated Capital Expenditures: As of the last day of each Fiscal Year set forth below, the Consolidated Capital Expenditures shall not be greater than the amount set forth below:

Fiscal Quarter Ending	Ratio
Fiscal Year 2009	$125,000,000
Fiscal Year 2010	$100,000,000
Fiscal Year 2011	$55,000,000
Fiscal Year 2012	$90,000,000
Fiscal Year 2013	$30,000,000

Annex B - 2

ANNEX C

EXHIBIT G

[FORM OF LOAN/LETTER OF CREDIT REQUEST]

[Letterhead of Borrower]

Certificate Date:                      , 20

Royal Bank of Canada,

as the Administrative Agent

12th Floor South Tower

Royal Bank Plaza

200 Bay Street

Toronto Ontario M5J 2W7

Attention: Manager Agency Services

Re:	Switch & Data Holdings, Inc.

[Loan] [Letter of Credit] Request

Ladies and Gentlemen:

This [Loan] [Letter of Credit] Request is delivered to you pursuant to [Section 2.1.B] [Section 2.2.B] of the Fourth Amended and Restated Credit Agreement, dated as of March 27, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Switch & Data Holdings, Inc., a Delaware corporation (the “Borrower”), the financial institutions from time to time parties thereto as lenders (each individually referred to herein as a “Lender” and, collectively, as the “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities, the “Administrative Agent”) and General Electric Capital Corporation, as the syndication agent for the Lenders (in such capacity, the “Syndication Agent”). Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

The Borrower hereby gives you notice in accordance with [Section 2.1.B] [Section 2.2.B] of the Credit Agreement that the Borrower irrevocably requests that the following [Loan be made] [Letter of Credit be issued] on [Insert applicable date] (which is a [Loan Date] [Letter of Credit Date]), as described below:

[(a)	The Borrower hereby requests that the Term Loan A loan be made:

(i)	in an aggregate principal amount of [$ ];

Annex C - 1

(ii)	which shall be comprised of [$ ] of ABR Loans, [$ ] of LIBOR Rate Loans with an initial Interest Period of [one] [two] [three] [six] month[s]; and

(iii)	which shall be deposited in or credited to [Insert payment instructions.]

[(b)	The Borrower hereby requests that the Delayed Draw Term Loan be made:

(i)	in an aggregate principal amount of [$ ];

(ii)	which shall be comprised of [$ ] of ABR Loans, [$ ] of LIBOR Rate Loans with an initial Interest Period of [one] [two] [three] [six] month[s]; and

(iii)	which shall be deposited in or credited to [Insert payment instructions].

[(c)	The Borrower hereby requests that the Incremental Term Loan be made:

(i)	in an aggregate principal amount of [$ ];

(ii)	which shall be comprised of [$ ] of ABR Loans, [$ ] of LIBOR Rate Loans with an initial Interest Period of [one] [two] [three] [six] month[s]; and

(iii)	which shall be deposited in or credited to [Insert payment instructions].

[(d)	The Borrower hereby requests that Revolving Loans be made:

(i)	in an aggregate principal amount of [$ ];

(ii)	which shall be comprised of [$ ] of ABR Loans, [$ ] of LIBOR Rate Loans with an initial Interest Period of [one] [two] [three] [six] month[s]; and

(iii)	which shall be deposited in or credited to [Insert payment instructions].

[(e)	The Borrower hereby requests that the Additional Delayed Draw Term Loan be made:

(i)	in an aggregate principal amount of [$ ];

(ii)	which shall be comprised of [$ ] of ABR Loans, [$ ] of LIBOR Rate Loans with an initial Interest Period of [one] [two] [three] [six] month[s]; and

(iii)	which shall be deposited in or credited to [Insert payment instructions].

Annex C - 2

[(f)	The Borrower hereby requests that a Letter of Credit be issued:

(i)	in an aggregate principal amount of [$ ];

(ii)	in favor of [ ]

Annex C - 3

IN WITNESS WHEREOF, the undersigned has duly executed this [Loan] [Letter of Credit] Request by its respective authorized representative as of the day and year first above written.

SWITCH & DATA HOLDINGS, INC.

By:
Name:
Title:

Annex C - 4

ANNEX D

EXHIBIT H

[FORM OF NOTICE OF CONTINUATION/CONVERSION]

[Letterhead of Borrower]

Certificate Date:                              , 20

Royal Bank of Canada,

as the Administrative Agent

12th Floor South Tower

Royal Bank Plaza

200 Bay Street

Toronto Ontario M5J 2W7

Attention: Manager Agency Services

Re:	Switch & Data Holdings, Inc.
Notice of Continuation/Conversion

Ladies and Gentlemen:

This Notice of Continuation/Conversion is delivered to you pursuant to Section 2.3.D of the Fourth Amended and Restated Credit Agreement, dated as of March 27, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Switch & Data Holdings, Inc., a Delaware corporation (the “Borrower”), the financial institutions from time to time parties thereto as lenders (each individually referred to herein as a “Lender” and, collectively, as the “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities, the “Administrative Agent”) and General Electric Capital Corporation, as the syndication agent for the Lenders (in such capacity, the “Syndication Agent”). Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.3.D of the Credit Agreement, that the Borrower hereby requests a [conversion][continuation] of Loans under the Credit Agreement and, in connection therewith, sets forth below the information relating to such [conversion] [continuation] (the “Proposed Conversion/Continuation”) as required by Section 2.3.D of the Credit Agreement.

[(a)	The Borrower hereby requests that the Term Loan A loans be [converted] [continued] as follows:

Annex D - 1

(i)	The effective date of the Proposed Conversion/Continuation is , (which is a Business Day).

[(ii)	$ of the currently outstanding principal amount of the Term Loan A loans currently being maintained as LIBOR Rate Loans with an Interest Period of month(s), the last day of which is the date of the Proposed Conversion/Continuation referred to in clause (i) above, should be:

(A)	Continued as $ of LIBOR Rate Loans with an Interest Period of month(s);

(B)	Continued as $ of LIBOR Rate Loans with an Interest Period of month(s); and

(C)	Converted into $ of ABR Loans.]

[(iii)	$ of the currently outstanding principal amount of the Term Loan A loans currently being maintained as ABR Loans should be:

(A)	Continued as $ of ABR Loans;

(B)	Converted into $ of LIBOR Rate Loans with an Interest Period of month(s); and

(C)	Converted into $ of LIBOR Rate Loans with an Interest Period of month(s).]

[(b)	The Borrower hereby requests that the Delayed Draw Term Loan be [converted] [continued] as follows:

(i)	The effective date of the Proposed Conversion/Continuation is , (which is a Business Day).

[(ii)	$ of the currently outstanding principal amount of the Delayed Draw Term Loan currently being maintained as LIBOR Rate Loans with an Interest Period of month(s), the last day of which is the date of the Proposed Conversion/Continuation referred to in clause (i) above, should be:

(A)	Continued as $ of LIBOR Rate Loans with an Interest Period of month(s);

(B)	Continued as $ of LIBOR Rate Loans with an Interest Period of month(s); and

(C)	Converted into $ of ABR Loans.]

Annex D - 2

[(iii)	$ of the currently outstanding principal amount of the Delayed Draw Term Loan currently being maintained as ABR Loans should be:

(A)	Continued as $ of ABR Loans;

(B)	Converted into $ of LIBOR Rate Loans with an Interest Period of month(s); and

(C)	Converted into $ of LIBOR Rate Loans with an Interest Period of month(s).]

[(c) The Borrower hereby requests that the Incremental Term Loan be [converted] [continued] as follows:

(i)	The effective date of the Proposed Conversion/Continuation is , (which is a Business Day).

[(ii)	$ of the currently outstanding principal amount of the Incremental Term Loan currently being maintained as LIBOR Rate Loans with an Interest Period of month(s), the last day of which is the date of the Proposed Conversion/Continuation referred to in clause (i) above, should be:

(A)	Continued as $ of LIBOR Rate Loans with an Interest Period of month(s);

(B)	Continued as $ of LIBOR Rate Loans with an Interest Period of month(s); and

(C)	Converted into $ of ABR Loans.]

[(iii)	$ of the currently outstanding principal amount of the Incremental Term Loan currently being maintained as ABR Loans should be:

(A)	Continued as $ of ABR Loans;

(B)	Converted into $ of LIBOR Rate Loans with an Interest Period of month(s); and

(C)	Converted into $ of LIBOR Rate Loans with an Interest Period of month(s).]

[(d) The Borrower hereby requests that the Revolving Loans be [converted] [continued] as follows:

(i)	The effective date of the Proposed Conversion/Continuation is , (which is a Business Day).

Annex D - 3

[(ii)	$ of the currently outstanding principal amount of the Revolving Loans currently being maintained as LIBOR Rate Loans with an Interest Period of month(s), the last day of which is the date of the Proposed Conversion/Continuation referred to in clause (i) above, should be:

(A)	Continued as $ of LIBOR Rate Loans with an Interest Period of month(s);

(B)	Continued as $ of LIBOR Rate Loans with an Interest Period of month(s); and

(C)	Converted into $ of ABR Loans.]

[(iii)	$ of the currently outstanding principal amount of the Revolving Loans currently being maintained as ABR Loans should be:

(A)	Continued as $ of ABR Loans;

(B)	Converted into $ of LIBOR Rate Loans with an Interest Period of month(s); and

(C)	Converted into $ of LIBOR Rate Loans with an Interest Period of month(s).]

[(e) The Borrower hereby requests that the Additional Delayed Draw Term Loan be [converted] [continued] as follows:

(i)	The effective date of the Proposed Conversion/Continuation is , (which is a Business Day).

[(ii)	$ of the currently outstanding principal amount of the Additional Delayed Draw Term Loan currently being maintained as LIBOR Rate Loans with an Interest Period of month(s), the last day of which is the date of the Proposed Conversion/Continuation referred to in clause (i) above, should be:

(A)	Continued as $ of LIBOR Rate Loans with an Interest Period of month(s);

(B)	Continued as $ of LIBOR Rate Loans with an Interest Period of month(s); and

(C)	Converted into $ of ABR Loans.]

Annex D - 4

[(iii)	$ of the currently outstanding principal amount of the Additional Delayed Draw Term Loan currently being maintained as ABR Loans should be:

(A)	Continued as $ of ABR Loans;

(B)	Converted into $ of LIBOR Rate Loans with an Interest Period of month(s); and

(C)	Converted into $ of LIBOR Rate Loans with an Interest Period of month(s).]

[(f)	[Include the following if the proposed conversion or continuation is a conversion to, or a continuation of, a LIBOR Rate Loan:] [The Borrower hereby certifies that, as of the date hereof, no Potential Event of Default or Event of Default has occurred or is continuing.]

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Annex D - 5

IN WITNESS WHEREOF, the undersigned has duly executed this Notice of Continuation/Conversion by its respective authorized representative as of the day and year first above written.

SWITCH & DATA HOLDINGS, INC.

By:
Name:
Title:

Annex D - 6

ANNEX E

EXHIBIT M-5

[FORM OF ADDITIONAL DELAYED DRAW TERM LOAN NOTE]

$[ ]	[Date]

FOR VALUE RECEIVED, the undersigned, SWITCH & DATA HOLDINGS, INC., a Delaware corporation (the “Borrower”) hereby promises to pay to the order of [                    ] (the “Lender”) the principal sum of [                    ] DOLLARS ($[            ]) or, if less, the aggregate unpaid principal amount of all Additional Delayed Draw Term Loans made by the Lender to the Borrower pursuant to the Fourth Amended and Restated Credit Agreement, dated as of March 27, 2008 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the financial institutions from time to time parties thereto as lenders (each individually referred to herein as a “Lender” and, collectively, as the “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities, the “Administrative Agent”) and General Electric Capital Corporation, as the syndication agent for the Lenders (in such capacity, the “Syndication Agent”), on such dates and in such amounts as are set forth in Section 2.5 to the Credit Agreement. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

This Additional Delayed Draw Term Loan Note is one of the Additional Delayed Draw Term Loan Notes referred to in, and evidences the Additional Delayed Draw Term Loan loans made by the Lender to the Borrower under, the Credit Agreement, to which reference is made for a description of the security for this Additional Delayed Draw Term Loan Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Additional Delayed Draw Term Loan Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable.

Without affecting (a) the obligation of the Lender to maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to the Lender in accordance with the Credit Agreement, (b) the Administrative Agent’s obligation to maintain the Register or (c) the provisions of Section 2.1.D(ii) of the Credit Agreement, the Lender may make (or cause to be made) appropriate notations on the grid attached to this Note (or on any continuation of such grid).

Annex E - 1

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. No assignment of this Additional Delayed Draw Term Loan Note and the obligation evidenced hereby (whether in whole or in part) shall be effective unless it shall have been recorded in the Register by the Administrative Agent in accordance with the terms of the Credit Agreement.

THIS ADDITIONAL DELAYED DRAW TERM LOAN NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

SWITCH & DATA HOLDINGS, INC.

By:
Name:	George Pollock, Jr.
Title:	Treasurer

Annex E - 2

ADDITIONAL DELAYED DRAW TERM LOAN LOANS AND PRINCIPAL PAYMENTS

Amount of Additional Delayed Draw Term Loan Made			Amount of Principal Repaid			Unpaid Principal Balance		Total	Notation Made By
Date	Alternate Base Rate	Adjusted LIBOR Rate	Interest Period (If Applicable)	Alternate Base Rate	Adjusted LIBOR Rate	Alternate Base Rate	Adjusted LIBOR Rate

Annex E - 3